EXHIBIT 10.12


                                    GUARANTY


         THIS GUARANTY, dated as of December 22, 1998, is made and given by LIFE USA HOLDING, INC., a Minnesota corporation (the "Guarantor"), in favor of ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (the "Creditor").

                                    RECITALS

         A. LTCAmerica Holding, Inc., a Minnesota corporation (the "Debtor"), will or may become, or is now, indebted (the "Norwest Debt") to Norwest Bank Minnesota, National Association (the "Lender").

         B. The Creditor has guarantied the Norwest Debt pursuant to a Guaranty (By Organization) of even date herewith executed by the Creditor in favor of the Lender (as the same may be amended, restated or otherwise modified, the "Creditor Guaranty").

         C. As a condition to providing the Creditor Guaranty, the Creditor has required that this Guaranty be executed and delivered by the Guarantor and the Guarantor is willing to do so.

         D. Guarantor currently owns 100% of the issued and outstanding capital stock of LifeUSA Insurance Company, a Minnesota corporation, which owns 100% of the issued and outstanding capital stock of the Debtor, and finds it is in its best interest to provide this Guaranty.

         NOW, THEREFORE, For good and valuable consideration, the Guarantor hereby covenants and agrees with the Creditor as follows:

         Section 1. Defined Terms. As used in this Guaranty, the following terms shall have the meaning indicated:

         "Creditor" shall have the meaning indicated in the opening paragraph hereof.

         "Creditor Default" shall mean the occurrence and continuance of an Event of Default under paragraph G. of Section 6.1 of the Norwest Agreement, if and only if no other Event of

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Default has occurred and is continuing under the Norwest Agreement.

         "Debtor" shall have the meaning indicated in Recital A.

         "Event of Default" shall have the meaning given to such term in the Norwest Agreement.

         "Guarantor" shall have the meaning indicated in the opening paragraph hereof.

         "Norwest Agreement" shall mean that certain Credit Agreement by and between the Debtor and Lender dated as of December 22, 1998, as amended as permitted under this Guaranty.

         "Norwest Loan Documents" shall mean the Norwest Agreement and all other instruments and agreements evidencing the Norwest Debt, as amended as permitted under this Guaranty.

         "Norwest Obligations" shall mean any indebtedness, liabilities and obligations of the Debtor of every kind, nature or description under the Norwest Loan Documents, in all cases whether due or to become due, and whether now existing or hereafter arising or incurred.

         "Obligations" shall mean any indebtedness, liabilities and obligations of the Creditor of every kind, nature or description under the Creditor Guaranty, in all cases whether due or to become due, and whether now existing or hereafter arising or incurred.

         "Person" shall mean any individual, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

         Section 2. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees and agrees to pay to the Creditor the amount of any payment made by the Creditor with respect to the Obligations.

         Section 3. Continuing Guaranty. This Guaranty is an unconditional and continuing guaranty of payment and agreement to pay to the Creditor the amount of any payment made by the


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Creditor of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment to the Creditor by the Guarantor in full of the Obligations. No notice of any renewal or extension of the Obligations need be given to the Guarantor. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations or the Norwest Debt; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations or the Norwest Debt now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Creditor pertaining to the Obligations or of the Debtor with respect to the Norwest Debt. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations. Notwithstanding the terms of this Guaranty to the contrary, the Guarantor shall not be liable under this Guaranty at any time when (A) either (I) a Creditor Default has occurred and is continuing or (II) the Norwest Obligations have been assigned to the Creditor, and (B) the Debtor is in compliance with the Norwest Obligations which have been assigned or otherwise transferred from the Lender to the Creditor by contract, subrogation or any other means, provided that, after such assignment or transfer has occurred, at any time any Event of Default other than a Creditor Default occurs and is continuing, the Guarantor shall thereafter be liable under this Guaranty.

         Section 4. Other Transactions. The Creditor is expressly authorized (a) to exchange or release with or without consideration any or all collateral for any of the Obligations and to deal with any such collateral in such manner as the Creditor may elect without notice to the Guarantor; and (b) to amend, modify, extend or supplement the Creditor Guaranty or other agreement or instrument evidencing the Obligations or any part thereof, waive compliance by the Lender or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor


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hereunder. No invalidity or unenforceability of all or any part of the
Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Creditor to realize upon any collateral or security for any or all of the Obligations, nor by the taking by the Creditor of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Creditor of (or the failure to take or the failure to perfect its security interest in or other Lien on) collateral or security of any kind. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations.

         Section 5. Actions Not Required. The Guarantor hereby waives any and all right to cause the Creditor to proceed against any security for the Obligations or any other recourse which the Creditor may have with respect thereto and further waives any and all requirements that the Creditor institute any action or proceeding at law or in equity, or obtain any judgment, against the Debtor or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty.

         Section 6. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor waives all rights of subrogation to any of the rights of the Creditor against the Debtor or any other Person liable for payment of any of the Obligations or any collateral security or guaranty held by the Creditor for the payment of the Obligations, and the Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Debtor or any other Person liable for payment of any of the Obligations in respect of payments made by the Guarantor hereunder unless and until all of the Obligations have been irrevocably paid in full.

         Section 7. Application of Payments. Any and all payments upon the Obligations made by the Guarantor or by any


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other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Creditor on such items of the Obligations as the Creditor may elect.

         Section 8. Recovery of Payment. If any payment received by the Creditor and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Debtor or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

         Section 9. Debtor's Financial Condition. The Guarantor is familiar with the financial condition of the Debtor, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of the Creditor. The Creditor shall have no obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Creditor's actions, evaluations or conclusions on the financial condition or any other matter concerning the Debtor or the Lender.

         Section 10. Remedies. All remedies afforded to the Creditor by reason of this Guaranty are separate and cumulative remedies. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Creditor.

         Section 11. Bankruptcy of the Debtor. The Guarantor expressly agrees that the obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Debtor or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of


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debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

         Section 12. Costs and Expenses. The Guarantor will pay or reimburse the Creditor on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by the Creditor in connection with the enforcement of this Guaranty against the Guarantor.

         Section 13. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Creditor. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

         Section 14. Notices. Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telefacsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telefacsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         Section 15. Representations and Warranties. The Guarantor hereby represents and warrants to the Creditor that:

                  (a) It is a Minnesota corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.


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                  (b) It has the power and authority and the legal right to
         execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

                  (c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

                  (e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.


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                  (f) There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

                  (g) It expects to derive benefits from the transactions resulting in the creation of the Obligations and the Norwest Debt. The Creditor may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefitted by the Creditor Guaranty and the Norwest Debt, and the Creditor shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Creditor without regard to the receipt, nature or value of any such benefits.

         Section 16. Continuing Guaranty. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full by the Guarantor of the Obligations or the irrevocable payment in full of the Norwest Debt other than by payment by the Creditor under the Creditor Guaranty, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Creditor and its respective successors, transferees, and assigns.

         Section 17. Amendment to Norwest Loan Documents. The Guarantor will not permit the Debtor to amend or otherwise modify, or waive any terms under the Norwest Loan Documents without the prior written consent of the Creditor.

         Section 18. Revocation. Notwithstanding any other provision hereof, the Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Creditor. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Creditor of written notice of revocation, or any renewals or extensions thereof,


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theretofore or thereafter made, or all other costs, expenses and attorneys' fees arising from such Obligations.

         Section 19. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         Section 20. Consent to Jurisdiction. AT THE OPTION OF THE CREDITOR, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE CREDITOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         Section 21. Waiver of Jury Trial. EACH OF THE GUARANTOR AND THE CREDITOR, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 22. General. All representations and warranties contained in this Guaranty or in any other agreement between the Guarantor and the Creditor shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


GUARANTOR:


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                                        GUARANTOR:

                                        LIFE USA HOLDING, INC.

                                        By /s/ Mark A. Zesbaugh
                                           -------------------------------------
                                        Title CFO
                                              ----------------------------------

                                        Attention: Mark A. Zesbaugh
                                        300 South Highway 169, Suite 95
                                        Minneapolis, Minnesota 55426

                                        Telefacsimile No. 612-525-6102


Address for the Creditor:

Allianz Life Insurance Company of North America
Attention: Robert S. James
1750 Hennepin Avenue
Minneapolis, Minnesota 55403-2195

Telefacsimile Number: 612-337-6355


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